Summary of Significant Accounting Policies and Practices	12 Months Ended
Dec. 31, 2025
Summary of Significant Accounting Policies and Practices [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for information pursuant to the rules and regulations of the SEC.

Principles of consolidation

The consolidated financial statements include the financial statements of the Company and its subsidiaries, which include the wholly- foreign owned enterprise (“WFOE”) over which the Company exercises control and, when applicable, entities for which the Company has a controlling financial interest or is the primary beneficiary. All transactions and balances among the Company and its subsidiaries have been eliminated upon consolidation.

Variable Interest Entity Agreement

On May 14, 2020, Weibao Enterprise Management Consulting (Shijiazhuang) Co., Ltd. (“Weibao Enterprise”), Guian New Area Zhongyuan Technology Co., Ltd. (“Zhongyuan Technology”), and Messrs. Yilin Wang, Weidong Feng, and Xianlong Wu, citizens of China and shareholders of Zhongyuan Technology, entered into the following agreements, or collectively, the “Variable Interest Entity Agreements” or “VIE Agreements,” pursuant to which Weibao Enterprise has contractual rights to control and operate the business of Zhongyuan Technology (the “VIE”). Therefore, pursuant to ASC 810, Zhongyuan Technology has been included in the Company’s consolidated financial statements since then.

The VIE Agreements are as follows:

1)	Technical Consulting and Service Agreement by and between Weibao Enterprise and Zhongyuan Technology. Pursuant to the Exclusive Technical Consulting and Service Agreement, Weibao Enterprise agreed to act as the exclusive consultant of Zhongyuan Technology and provide technical consulting and services to Zhongyuan Technology. In exchange, Zhongyuan Technology agreed to pay Weibao Enterprise a technical consulting and service fee, the amount of which is to be equivalent to the amount of net profit before tax of Zhongyuan Technology, payable on a quarterly basis after making up losses of previous years (if necessary) and deducting necessary costs, expenses and taxes related to the business operations of Zhongyuan Technology. Without the prior written consent of Weibao Enterprise, Zhongyuan Technology may not accept the same or similar technical consulting and services provided by any third party during the term of the agreement. All the benefits and interests generated from the agreement, including but not limited to intellectual property rights, know-how and trade secrets, will be Weibao Enterprise’s sole and exclusive property. This agreement has a term of 20 years and may be extended unilaterally by Weibao Enterprise with Weibao Enterprise’s written confirmation prior to the expiration date. Zhongyuan Technology cannot terminate the agreement early unless Weibao Enterprise commits fraud, gross negligence or illegal acts, or becomes bankrupt or winds up.

2)	Equity Interest Purchase Option Agreement by and among Weibao Enterprise, Zhongyuan Technology, and Messrs. Yilin Wang, Weidong Feng and Xianlong Wu. Pursuant to the Exclusive Purchase Option Agreement, Messrs. Yilin Wang, Weidong Feng and Xianlong Wu granted to Weibao Enterprise and any party designated by Weibao Enterprise the exclusive right to purchase, at any time during the term of this agreement, all or part of the equity interests in Zhongyuan Technology, or the “Equity Interests,” at a purchase price equal to the registered capital paid by Messrs. Yilin Wang, Weidong Feng and Xianlong Wu for the Equity Interests, or, in the event that applicable law requires an appraisal of the Equity Interests, the lowest price permitted under applicable law. Pursuant to powers of attorney executed by Messrs. Yilin Wang, Weidong Feng and Xianlong Wu, they irrevocably authorized any person appointed by Weibao Enterprise to exercise all shareholder rights, including but not limited to voting on their behalf on all matters requiring approval of Zhongyuan Technology’s shareholders, disposing of all or part of the shareholders’ equity interest in Zhongyuan Technology, and electing, appointing or removing directors and executive officers. The person designated by Weibao Enterprise is entitled to dispose of dividends and profits on the equity interest without reliance on any oral or written instructions of Messrs. Yilin Wang, Weidong Feng and Xianlong Wu. The powers of attorney will remain in force for so long as Messrs. Yilin Wang, Weidong Feng and Xianlong Wu remain the shareholders of Zhongyuan Technology. Messrs. Yilin Wang, Weidong Feng and Xianlong Wu have waived all the rights which have been authorized to Weibao Enterprise’s designated person under the powers of attorney.
3)	Equity Pledge Agreement by and among Weibao Enterprise, Zhongyuan Technology, and Messrs. Yilin Wang, Weidong Feng and Xianlong Wu. Pursuant to the Equity Pledge Agreement, Mr. Messrs. Yilin Wang, Weidong Feng and Xianlong Wu pledged all of the Equity Interests to Weibao Enterprise to secure the full and complete performance of the obligations and liabilities on the part of Zhongyuan Technology and them under this and the above contractual arrangements. If Zhongyuan Technology, Messrs. Yilin Wang, Weidong Feng or Xianlong Wu breaches their contractual obligations under these agreements, then Weibao Enterprise, as pledgee, will have the right to dispose of the pledged equity interests. Messrs. Yilin Wang, Weidong Feng and Xianlong Wu agree that, during the term of the Equity Pledge Agreements, they will not dispose of the pledged equity interests or create or allow any encumbrance on the pledged equity interests, and they also agree that Weibao Enterprise’s rights relating to the equity pledge should not be interfered with or impaired by the legal actions of the shareholders of Zhongyuan Technology, their successors or designees. During the term of the equity pledge, Weibao Enterprise has the right to receive all of the dividends and profits distributed on the pledged equity. The Equity Pledge Agreement will terminate as soon as reasonably practical when Zhongyuan Technology, Messrs. Yilin Wang, Weidong Feng and Xianlong Wu have completed all their obligations under the contractual agreements described above.

4)	Voting Rights Proxy and Financial Support Agreement by and among Weibao Enterprise, Zhongyuan Technology, and Messrs. Yilin Wang, Weidong Feng and Xianlong Wu. Pursuant to the Voting Rights Proxy and Financial Support Agreement, Messrs. Yilin Wang, Weidong Feng and Xianlong Wu entrusts Weibao Enterprise or Weibao Enterprise’s designee to vote on their behalf at the shareholder meetings of Zhongyuan Technology. As consideration for the entrustment of the voting rights of Messrs. Yilin Wang, Weidong Feng and Xianlong Wu at Zhongyuan Technology’s shareholder meetings to Weibao Enterprise, Weibao Enterprise agreed to arrange for funds to be provided as necessary in connection with the business operations of Zhongyuan Technology. Weibao Enterprise further agreed that if the business were to fail in the ordinary course of business, none of Messrs. Yilin Wang, Weidong Feng and Xianlong Wu shall have any obligation to repay the financial support provided by Weibao Enterprise.

On November 2, 2022, pursuant to the terms of the Qingdao SOS Investment VIE Agreements, Qingdao SOS Investment, Qingdao SOS Industrial, and shareholders of Qingdao SOS Industrial unanimously agreed to terminate the Qingdao SOS Investment VIE Agreements. The termination of the VIE contractual arrangements were effective on November 2, 2022.

On November 2, 2022, Qingdao S Investment Holding Limited (“Qingdao S Investment”), Qingdao SOS Industrial Holding Co., Ltd. (“Qingdao SOS Industrial”), and Messrs. Yilin Wang, Weidong Feng, and Xianlong Wu, citizens of China and shareholders of Qingdao SOS Industrial, entered into a series of contractual arrangements, including

Equity Pledge Agreement, Exclusive Management Consultation and Business Cooperation Agreement, Exclusive Purchase Option Agreement and Power of Attorney, collectively, the “Qingdao S Investment VIE Agreements,” pursuant to which Qingdao S Investment has contractual rights to exercise control over the Qingdao S Industrial.

Therefore, Qingdao SOS Industrial and its subsidiaries’ financial results had been consolidated by the Company in accordance with U.S. GAAP due to the Company being the primary beneficiary of these companies prior to the Disposition (as defined below) in November 2022.

On November 2, 2022, the Company entered into a certain share purchase agreement (the “Disposition SPA”) with S International Holdings Limited (the “Purchaser”), a Cayman Islands exempt company, and S International Group Limited (“S International” or the “Target”), a British Virgin Islands company and the Company’s wholly owned subsidiary prior to the Disposition. Pursuant to the Disposition SPA, the Purchaser agreed to purchase S International in exchange for cash consideration of $17,000,000. Upon the closing of the transaction (the “Disposition”) contemplated by the Disposition SPA on November 2, 2022 (the “Closing Date”) , the Purchaser became the sole shareholder of S International and as a result, assume all assets and liabilities of all the subsidiaries and VIE entities owned or controlled by S International. S International owns 100% of the issued shares in S International Holdings Limited, which owns 100% of the issued shares in Qingdao S Investment. Qingdao S Investment controls Qingdao SOS Industrial, the former VIE, through a series of contractual agreements with the former VIE and the shareholders of the former VIE dated November 2, 2022. The former VIE owns 100% of the equity interests in each of SOS Information Technology Co., Ltd. and Qingdao SOS Digital Technologies Inc.

As the VIE structure has been unwound,  the financial results of the former VIE and its subsidiaries are no longer consolidated into the Company’s financial statements after the Closing Date. As of the date of this annual report, our current corporate structure does not contain any VIE in mainland China and neither we nor our subsidiaries has intention establishing any VIEs in mainland China in the future.

Reverse Acquisitions of China Rapid Finance by SOS

On May 18, 2020, the Company completed the reverse acquisition with Yong Bao Two Ltd. (“YBT”), the parent company of SOS Information Technology Co., Ltd. (“SOS”), acquiring 37,985,203 Class A ordinary shares, and 3,465,574 Class B ordinary shares, par value $0.193 per ordinary share, for its SOS’s asset injection and private placement transactions.

Following the completion of the acquisition, the operations of the Company were primarily comprised of the operations of SOS.

SOS was determined to be the accounting acquirer of the Company. As such, the historical financial statements are those of SOS, and SOS’s equity has been re-cast to reflect the equity structure of the Company and the shares of common stock received.

The reverse acquisition was accounted for as asset acquisitions. The purchase price for China Rapid Finance (“CRF”) was $9.7 million. The transaction price of CRF includes 100% of all outstanding stock valued at net $9.7 million. The stock exchanged equal to the 72,636,230 shares of CRF outstanding prior to the issuance of additional shares in the acquisition, at the market price of $0.133 per share. The total purchase price has been allocated based on an estimate of the fair value of CRF’s assets acquired and liabilities assumed with the remainder recorded as an expense.

On May 18, 2020, the fair value of the following assets and liabilities were acquired resulting in the total loss of approximately $5.7 million:

Dollars in thousands
Total Purchase Price	$9,660
Net Assets Acquired:
Assets
Cash and cash equivalents	13,664
Restricted cash	26,524
Accounts receivable	7,462
Inventories	8
Prepaid expenses and other current assets	110
Intangible assets	2,969
Other assets	2,682
Total Assets	53,419
Liabilities
Accounts payable and accrued liabilities	(49,438)
Total Liabilities	(49,438)
Net Assets Acquired	3,981
Loss on Acquisition	$5,679

On August 3, 2020, SOS Limited (the “Company,” previously known as China Rapid Finance Limited) and Hantu (Hangzhou) Asset Management Co., Ltd. (the “Purchaser”) entered into certain share purchase agreement (the “Disposition SPA”). Pursuant to the Disposition SPA, the Purchaser agreed to purchase CRF China Holding Co. Limited, a Hong Kong limited company (“CRF China”), China Capital Financial LLC, a Delaware limited liability company (“China Capital”), CRF China Limited, a British Virgin Islands company (“CRF BVI”), CRF Technology LLC, a California limited liability company (“CRF Technology”), and HML China LLC, a Delaware limited liability company (“HML”) (collectively, the “Subsidiaries”) in exchange for cash consideration of $3.5 million (the “Purchase Price”). Upon the closing of the transaction (the “Disposition”) contemplated by the Disposition SPA, the Purchaser will become the sole shareholder of the Subsidiaries and as a result, assume all assets and liabilities of all the subsidiaries and variable interest entities owned or controlled by the Subsidiaries.

On August 3, 2020, the fair value of the following assets and liabilities were disposed of resulting in the total gain of approximately $0.063 million:

Dollars in thousands
Total Selling Price	$3,500
Net Assets Disposed:

Total Assets	53,654
Total Liabilities	(50,217)
Net Assets Disposed	3,437
Income from disposal of discontinued operations	$63

Loss on discontinued operations for the year ended December 31, 2020 was as follows:

Dollars in thousands
Revenue	$453
Expenses	(998)
Loss on discontinued operations	$(545)

On November 2, 2022, the fair value of the following assets and liabilities were disposed of resulting in the total loss of approximately $0.8 million:

Dollars in thousands
Total Selling Price	$17,000
Net Assets Disposed:

Total Assets	110,201
Total Liabilities	(94,012)
Net Assets Disposed	16,189
Income from disposal of discontinued operations	$811

Loss on discontinued operations for the year ended December 31, 2022 was as follows:

Dollars in thousands
Revenue	$81,977
Expenses	(83,049)
Loss on discontinued operations	$(1,072)

Disposal loss from selling off insurance marketing business segment

Pursuant to the Share Purchase Agreement (this “Agreement”) is made and entered into as of  November 2, 2022 by and among (i) S International Holdings Limited, a Cayman Islands exempt company (the “Purchaser”), (ii) S International Group Limited, a British Virgin Islands company (the “Company”), and (iii) SOS Limited, a Cayman Islands exempt company (“SOS” or the “Seller” of disposed asset group in insurance marketing). The Purchaser, the Company and the Seller are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties”.

As at the date hereof, (i) SOS owns 100% of the issued shares in the Company, the Company owns 100% of the issued shares in S International Holdings Limited (“S International HK”), S International HK owns 100% of the issued shares in Qingdao S Investment Holding Limited (“WFOE”), and WFOE controls Qingdao SOS Industrial Holding Co., Ltd. through a series of contractual agreements with the Company and the shareholders of the Company dated November 2, 2022 (the “VIE Agreements”); and (ii) Qingdao SOS Industrial Holding Co., Ltd owns 100% of the equity interests in each of SOS Information Technology Co., Ltd. and Qingdao SOS Digital Technologies Inc.;

The Seller desires to sell to the Purchaser, and the Purchaser desire to purchase from the Seller, all of the Purchased Shares (as hereinafter defined) in exchange for US$ 17.0 million (the “Purchase Price”), subject to the terms and conditions set forth herein (the “Transaction”).

Dollars in thousands
Total Purchase Price	17,000
Net Assets Acquired:
Assets
Cash and cash equivalents	4,942
Accounts receivable	2,509
Inventories	16,424
Prepaid expenses and other current assets	82,660
Fixed assets	3,059
Long term investment	607
Total assets	110,201
Liabilities
Accounts payable and accrued liabilities	(94,644)
Tax recovery	972
Leasing liabilities	(1,774)
Total Liabilities	(95,446)
Accumulated Other Comprehensive Income	1,434
Net Assets Sold:	16,189
Gain on disposal	811

Use of estimates and assumptions

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the balance sheet date, and the reported amounts of revenues and expenses during the reporting period.

Significant estimates and judgments reflected in the Company’s consolidated financial statements include, but are not limited to:

●	the allowance for expected credit losses on accounts receivable, other receivables, prepayments, and amount due from related parties;

●	the valuation of inventories at the lower of cost and net realizable value;

●	the assessment of impairment of property, plant and equipment and other long-lived assets;

●	the fair value measurement of digital assets;

●	the timing and recognition of revenue, including the identification of performance obligations and transfer of control;

●	the recoverability of deferred tax assets and related valuation allowance; and

These estimates are based on historical experience, current market conditions, and various other assumptions that management believes to be reasonable under the circumstances. However, actual results could differ materially from those estimates.

The Company’s estimates are subject to a higher degree of uncertainty due to the nature of its operations, including commodity trading activities, digital asset exposure, and evolving business strategies.

Foreign currency translation and transaction

The reporting currency of the Company is the U.S. dollar. The Company in China conducts its businesses in the local currency, Renminbi (RMB), as its functional currency. Assets and liabilities are translated at the unified exchange rate as quoted by the People’s Bank of China at the end of the period. The statement of income accounts is translated at the average translation rates and the equity accounts are translated at historical rates. Translation adjustments resulting from this process are included in accumulated other comprehensive income. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

Translation adjustments included in accumulated other comprehensive loss amounted to $21,304,430 and $28,511,734, as of December 31, 2025, 2024, respectively. The balance sheet amounts, with the exception of shareholders’ equity at December 31, 2024, 2023 were translated at 7.2993, 7.0999 RMB, respectively. The shareholders’ equity accounts were stated at their historical rate. The average translation rates applied to statement of income accounts for the years ended December 31, 2025, 2024 and 2023 were 7.1875 RMB, 7.1957 RMB and 7.0809 RMB to $1.00, respectively. Cash flows are also translated at average translation rates for the periods, therefore, amounts reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the consolidated balance sheet.

Cash and cash equivalents

Cash and cash equivalents consist of cash on hand; demand deposits and time deposits placed with banks or other financial institutions and have original maturities of less than three months.

Derivative Instruments and Trading Activities

The Company engages in futures trading activities through accounts held with a licensed futures broker. These activities are classified as trading activities and are not designated as hedging instruments.

Funds held in futures trading accounts primarily represent margin deposits and settlement balances and are not classified as cash and cash equivalents due to their restricted nature and exposure to market risk.

The Company accounts for its futures contracts as derivative instruments in accordance with applicable accounting guidance. Derivatives are recognized as either assets or liabilities in the consolidated balance sheets and are measured at fair value.

Changes in the fair value of derivative instruments, including both realized and unrealized gains and losses, are recognized in earnings in the period in which they arise.

As of December 31, 2025, the Company held open futures positions with associated margin deposits. The Company recorded realized and unrealized gains and losses related to these activities in the consolidated statements of operations.

Accounts receivable, net

Accounts receivable represent amounts due from customers for goods delivered or services rendered for which the Company has an unconditional right to consideration. Accounts receivable are recognized when control of goods or services has been transferred to the customer and are recorded at the invoiced amount, net of an allowance for expected credit losses.

The Company maintains an allowance for expected credit losses in accordance with ASC 326. The allowance is based on management’s estimate of lifetime expected credit losses inherent in the accounts receivable balance. In estimating expected credit losses, the Company considers a combination of factors, including the aging of receivables, historical collection experience, current economic conditions, industry trends, and forward-looking information, as well as specific customer credit risk characteristics.

The Company also evaluates subsequent cash collections, customer payment history, and the financial condition of significant customers in assessing the adequacy of the allowance. Receivables are assessed on a collective basis when similar risk characteristics exist and on an individual basis for customers with elevated credit risk or significant outstanding balances.

A significant portion of the Company’s accounts receivable is generated from commodity trading transactions and service arrangements with a limited number of counterparties. These balances may be subject to increased credit risk due to the nature of the transactions and the financial condition of the customers.

The determination of the allowance for expected credit losses requires significant judgment and is sensitive to changes in economic conditions, customer creditworthiness, and other factors. If actual collections differ from management’s estimates, the Company may be required to record additional provisions in future periods.

Receivables are written off when management determines that collection is not probable after all reasonable collection efforts have been exhausted.

In certain arrangements, customers may make advance payments or balances may be settled through offsetting transactions. The Company evaluates the substance of these arrangements to determine whether amounts should be classified as accounts receivable or contract liabilities based on the timing of revenue recognition and the Company’s right to consideration.

Other receivables and prepayments

Other receivables and prepayments include advances to suppliers, deposits, loans to third parties and employees, and other non-trade receivables arising from the Company’s operations.

Prepayments primarily represent amounts advanced to suppliers in connection with commodity trading transactions and are expected to be settled through delivery of goods or services.

Other receivables include, among others, loan receivables, refundable deposits, advances, and other non-operating receivables.

The Company evaluates the classification of balances based on the underlying nature of the transaction, including whether amounts represent prepayments for goods or services, financing arrangements, or other receivable balances.

Allowance for credit losses

The Company recognizes an allowance for expected credit losses on other receivables and certain prepayments where recovery is uncertain. The allowance is determined based on:

●	aging of balances;

●	historical collection experience;

●	specific identification of high-risk balances;

●	counterparty creditworthiness;

●	existence of supporting agreements and collateral;

●	subsequent settlement or recovery;

●	macroeconomic and industry conditions.

For certain balances, particularly long-outstanding advances or loans, the Company applies a specific assessment approach, whereby additional allowance is recognized based on management’s assessment of expected recoverability.

Balances deemed uncollectible are written off against the allowance when all reasonable collection efforts have been exhausted.

Inventories

The availability and prices of inventories are subject to wide fluctuations due to factors such as changes in weather conditions, government programs and policies, competition, changes in customer preferences. Currently, the Company entered into non-derivative contracts. The inventories are valued at the lower of cost or market. The Company determines cost based on the first-in, first-out method. Net realizable value represents the estimated selling price in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation.

The Company’s inventories primarily consist of commodities and trading goods, including sesame, gold concentrate powder, sulfur, coal, diluted asphalt, servers, mining machines, and other related products.

The Company performs periodic reviews of inventory to identify slow-moving, excess, or obsolete items. Such reviews consider inventory ageing, historical turnover, current market conditions, expected selling prices, and estimated costs to sell. Where the carrying value of inventory exceeds its net realizable value, an impairment loss is recognized in cost of revenues.

For certain commodity-based inventories, including metal-related products, the Company estimates NRV based on observable market prices of underlying commodities (e.g., gold and silver), product-specific characteristics such as grade or metal content, and applicable pricing or recovery coefficients. Estimated costs to complete and sell, including processing, refining, and logistics costs, are also considered in determining NRV.

The Company applies additional scrutiny to inventories held for extended periods, as such inventories may be subject to increased uncertainty regarding realizability and timing of sale.

Inventory write-downs establish a new cost basis and are not subsequently reversed in future periods under U.S. GAAP. Value-added taxes (“VAT”) related to inventory purchases are recorded separately and are not included in inventory cost.

The determination of NRV involves significant judgment and estimates, particularly in relation to market price volatility, expected selling prices, and costs to sell.

Property, plant and equipment, net

Property, plant and equipment are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. The estimated useful lives are as follows:

Category	Depreciation method	Estimated useful lives
Office equipment, fixtures and furniture	Straight-line	5 years
Mining equipment	Straight-line	3-5 years
Computer	Straight-line	3 years
Motor vehicles	Straight-line	5 years

The cost and accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the consolidated statements of income and comprehensive income. Expenditures for maintenance and repairs are charged to earnings as incurred, while additions, renewals and betterments, which are expected to extend the useful life of assets, are capitalized. The Company also re-evaluates the periods of depreciation to determine whether subsequent events and circumstances warrant revised estimates of useful lives.

Intangible assets

Intangible assets consist primarily of digital assets, including Bitcoin (“BTC”) and Ethereum (“ETH”).

Effective January 1, 2025, the Company adopted ASU 2023-08, Accounting for and Disclosure of Crypto Assets, which requires qualifying digital assets to be measured at fair value, with changes in fair value recognized in earnings.

Digital assets are initially recognized at fair value at the time of receipt or acquisition. Subsequent to initial recognition, digital assets are remeasured at fair value at each reporting date using quoted prices in active markets for identical assets.

Changes in fair value are recognized in earnings within other income (expense) in the consolidated statements of operations.

The Company determines fair value based on observable market prices from major cryptocurrency exchanges, which represent the principal market for these assets. Digital assets are classified as Level 1 within the fair value hierarchy under ASC 820.

The Company has designated Blockchain.com (www.blockchain.com) as its principal active market for the trading of crypto assets, including BTC and ETH.

The Company has determined that Blockchain.com constitutes the principal active market for its crypto asset holdings based on the following selection factors set forth under US GAAP, in particular ASC 820 (Fair Value Measurement) and ASC 350-60 (Intangible Assets — Crypto Assets). Under ASC 820-10-20, fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. Among markets accessible to the Company, Blockchain.com exhibits characteristics that support its designation as the principal market: consistent and accessible trading volume enabling price discovery, established global recognition as a leading digital asset platform, publicly verifiable and real-time quoted prices, and substantive regulatory compliance facilitating reliable valuation inputs.

The Company adopted this standard using the modified retrospective method, with a cumulative effect adjustment recorded to retained earnings as of January 1, 2025.

Prior to adoption, digital assets were accounted for as indefinite-lived intangible assets and measured at cost less impairment.

Digital asset mining

The Company has entered into digital asset mining pools by executing contracts with the mining pool operators to provide computing power to the mining pool. The contracts are terminable at any time by either party and the Company’s enforceable right to compensation only begins when the Company provides computing power to the mining pool operator. In exchange for providing computing power, the Company is entitled to a fractional share of the fixed digital assets award the mining pool operator receives, for successfully adding a block to the blockchain. The Company’s fractional share is based on the proportion of computing power the Company contributed to the mining pool operator to the total computing power contributed by all mining pool participants in solving the current algorithm.

Providing computing power in digital asset transaction verification services is an output of the Company’s ordinary activities. The provision of such computing power is the only performance obligation in the Company’s contracts with mining pool operators. The transaction consideration the Company receives, if any, is noncash consideration, which the Company measures at fair value on the date received, which is not materially different than the fair value at contract inception or the time the Company has earned the award from the pools. The consideration is all variable. Because it is not probable that a significant reversal of cumulative revenue will not occur, the consideration is constrained until the mining pool operator successfully places a block (by being the first to solve an algorithm) and the Company receives confirmation of the consideration it will receive, at which time revenue is recognized. There is no significant financing component in these transactions.

The Company participates in digital asset mining activities by providing computing power to mining pool operators in exchange for digital asset rewards.

These arrangements are accounted for as contracts with customers under ASC 606. The Company has a single performance obligation, which is to provide computing power to the mining pool operator.

The performance obligation is satisfied at a point in time when the mining pool operator successfully validates a block and the Company becomes entitled to its share of the reward.

The consideration received is noncash and is measured at fair value at the time control of the digital assets is transferred to the Company. The transaction price is variable and is constrained until it is probable that a significant reversal of cumulative revenue will not occur, which is generally when the reward is confirmed by the mining pool operator.

Revenue is recognized at that point in time based on the fair value of the digital assets received.

The Company did not generate revenue from digital asset mining during the year ended December 31, 2025.

Goodwill

Goodwill of $71,977 was recognized as of December 31, 2020 in connection with the transaction of SOS IT acquiring Inner Mongolia SOS Agency Co. Ltd. In future years, the Company will complete an annual impairment test for goodwill that includes an assessment of qualitative factors including, but not limited to, macroeconomic conditions, industry and market conditions, and entity specific factors such as strategies and financial performance. The Company will perform annual impairment tests as of December 31, 2025 or earlier if indicators of impairment exist. There were no indicators of goodwill impairment as of December 31, 2025.

Impairment for long-lived assets

Long-lived assets, including property and equipment and intangible assets with finite lives are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable.

Such events or changes in circumstances include, but are not limited to:

●	significant adverse changes in market conditions;

●	declines in cryptocurrency prices;

●	reduced mining output or utilization;

●	technological obsolescence of mining equipment; and

●	changes in the expected use of the assets.

The determination of impairment involves significant judgment and estimates, including assumptions related to future cash flows, expected utilization of assets, cryptocurrency market conditions, and discount rates.

The Company has recognized significant impairment losses on mining equipment and related infrastructure in prior periods and in the current year, reflecting changes in market conditions and expected economic benefits.

As disclosed in Note 8, impairment losses recognized during the years ended December 31, 2025, 2024 and 2023 amounted to $6.8 million, $nil and $4.5 million, respectively, primarily relating to cryptocurrency mining equipment.

Other payables

Other payables primarily consist of non-trade operating liabilities, including deposits received under hosting arrangements, freight and logistics-related balances, rental and service-related payables, and other operational settlement obligations.

Other payables are initially recognized at the invoiced or contractual amount and subsequently measured at amortized cost, which approximates fair value due to the short-term nature of the balances.

Deposits received under hosting and operational agreements are recognized as liabilities until the related contractual obligations are fulfilled, settled, refunded, or otherwise extinguished in accordance with the underlying agreements.

The Company periodically evaluates long-outstanding balances to assess settlement expectations, contractual obligations, and appropriate financial statement classification.

Accounts payable

Accounts payable primarily represent obligations arising from purchases of inventory, commodity trading goods, equipment, logistics services, and other operating expenditures incurred in the ordinary course of business.

Certain balances classified within accounts payable relate to advances received from customers in connection with commodity trading arrangements. Such balances primarily represent customer prepayments received prior to delivery of goods and are recognized as contract liabilities until the related performance obligations are satisfied in accordance with ASC 606.

The Company’s trading activities may also involve advances paid to suppliers and settlement arrangements associated with commodity transactions. Management evaluates the nature and classification of balances based on the underlying contractual arrangements and transaction substance.

Accounts payable are initially recognized at the invoiced amount and subsequently measured at amortized cost, which approximates fair value due to the short-term nature of the balances.

The Company periodically evaluates long-outstanding balances to assess:

●	commercial substance;

●	legal enforceability;

●	settlement expectations;

●	related-party considerations; and

●	whether reclassification or additional disclosure is required.

The determination of appropriate classification and settlement assessment involves management judgment, particularly for balances arising from commodity trading arrangements and long-outstanding transactions.

Fair value measurement

The Company measures certain financial assets at fair value in accordance with ASC 820, Fair Value Measurement. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company uses a three-level hierarchy to prioritize inputs used in measuring fair value:

●	Level 1 — quoted prices (unadjusted) in active markets for identical assets;

●	Level 2 — observable inputs other than quoted prices included in Level 1;

●	Level 3 — unobservable inputs.

Digital Assets

The Company accounts for its digital assets, including Bitcoin (“BTC”) and Ethereum (“ETH”), in accordance with ASU 2023-08. Digital assets are measured at fair value with changes in fair value recognized in earnings in the period in which they occur.

Fair value is determined based on quoted market prices in active markets for identical assets and is classified as Level 1 in the fair value hierarchy.

As of December 31, 2025 and 2024, the carrying value of digital assets approximated their fair value.

Fair value measurement of digital assets

Effective January 1, 2025, the Company adopted ASU 2023-08, Accounting for and Disclosure of Crypto Assets, which requires qualifying crypto assets to be subsequently measured at fair value with changes in fair value recognized in earnings.

The Company’s digital assets consist primarily of Bitcoin (“BTC”) and Ethereum (“ETH”). Digital assets are measured at fair value at each reporting date using quoted prices in active markets for identical assets and are classified as Level 1 fair value measurements under ASC 820, Fair Value Measurement.

As of December 31, 2025, the Company held approximately: 802.77 units of BTC with a fair value of approximately $70.3 million; and 2,949.79 units of ETH with a fair value of approximately $8.8 million.

During the year ended December 31, 2025, the Company recognized net unrealized fair value losses on digital assets of approximately $6.7 million in earnings.

Prior to adoption of ASU 2023-08, digital assets were accounted for as indefinite-lived intangible assets under ASC 350 and measured at cost less impairment.

Revenue Recognition

The Company recognizes revenue in accordance with ASC 606, Revenue from Contracts with Customers, using the five-step model: (i) identify the contract, (ii) identify performance obligations, (iii) determine transaction price, (iv) allocate transaction price, and (v) recognize revenue when or as performance obligations are satisfied. The Company’s revenue streams primarily consist of (i) commodity trading revenue and (ii) hosting and technology service revenue.

(a)	Commodity Trading Revenue

The Company generates revenue from the purchase and sale of commodities (including agricultural products, coal, and other materials).

Revenue is recognized at a point in time when control of the goods is transferred to the customer. Control is generally considered transferred when:

●	the goods have been delivered to the customer or designated third-party warehouse;

●	legal title has passed to the customer;

●	the customer has assumed the significant risks and rewards of ownership; and

●	the Company has a present right to payment.

The Company enters into back-to-back purchase and sales arrangements and acts as a principal in these transactions, as it controls the goods prior to transfer and is primarily responsible for fulfillment. Accordingly, revenue is recognized on a gross basis.

(b)	Service Revenue (Data Marketing and Technology Services)

The Company provides data marketing and technology services, including insurance marketing and customer data processing.

Revenue is recognized over time, as services are rendered, based on monthly service periods. The Company typically:

●	provides services continuously over the contract period; and

●	recognizes revenue based on monthly service settlement statements agreed with customers.

Revenue is recognized when:

●	services have been performed;

●	the customer has acknowledged or accepted the services; and

●	the Company has an enforceable right to payment.

(c)	Hosting Services Revenue

The Company provides cryptocurrency mining hosting services, including electricity supply, infrastructure support, and equipment maintenance.

Revenue is recognized over time as the services are provided, as customers simultaneously receive and consume the benefits of the services.

Service fees are typically based on agreed rates (e.g., power usage or hosting capacity) and are recognized in the period the services are rendered.

(d)	Cryptocurrency Mining Revenue

In prior periods, the Company generated revenue from cryptocurrency mining. During 2025, the Company did not engage in cryptocurrency mining activities due to economic factors and the lack of suitable mining equipment. Accordingly, no mining revenue was recognized during the year. The Company is currently focused on hosting service activities and may resume mining operations upon acquisition of new equipment.

Transaction Price and Variable Consideration

The transaction price is based on contractual consideration and excludes value-added taxes (“VAT”), which are presented as a reduction of revenue.

Variable consideration is included only to the extent that it is probable that a significant reversal will not occur. Variable consideration is generally not significant for the Company’s current revenue streams.

Significant Judgments

Significant judgments applied by management include:

●	determining whether the Company acts as principal or agent in commodity trading transactions;

●	assessing the timing of transfer of control for commodity sales;

●	determining the appropriate pattern of revenue recognition for service arrangements; and

●	evaluating collectability and whether it is probable that consideration will be received.

Management considers contractual terms, delivery documentation, customer acceptance, and historical collection experience in making these judgments.

Operating lease

We adopted ASU No. 2016-02, Leases (Topic 842), or ASC 842, from January 1, 2020. We determine if an arrangement is a lease or contains a lease at lease inception. For operating leases, we recognize a right-of-use (“ROU”) asset and a lease liability based on the present value of the lease payments over the lease term on the consolidated balance sheets at commencement date. As most of our leases do not provide an implicit rate, we estimate our incremental borrowing rate based on the information available at the commencement date in determining the present value of lease payments. The incremental borrowing rate is estimated to approximate the interest rate on a collateralized basis with similar terms and payments, and in economic environments where the leased asset is located. The ROU assets also include any lease payments made, net of lease incentives. Lease expense is recorded on a straight-line basis over the lease term. Our leases often include options to extend and lease terms include such extended terms when we are reasonably certain to exercise those options. Lease terms also include periods covered by options to terminate the leases when we are reasonably certain not to exercise those options.

Value added taxes

Revenue is presented net of value-added taxes (“VAT”). VAT is levied on the Company’s sales of goods and services in the PRC at applicable rates ranging primarily from 6% to 13%, depending on the nature of the underlying transactions.

Entities that are general VAT taxpayers are permitted to offset qualified input VAT paid to suppliers against output VAT on sales. The net amount of VAT payable or recoverable is recorded within “taxes payable” or “other receivables,” as appropriate.

Input VAT that has not yet been certified or is pending verification by tax authorities (“uncertified input VAT”) is recorded separately and is not available for offset until certification is completed.

Excess input VAT may be carried forward to future periods for offset against output VAT. The Company assesses the recoverability of input VAT balances based on expected future taxable sales.

Certain gold and gold concentrate transactions may qualify for VAT exemption under applicable PRC tax regulations.

VAT returns filed by the Company’s subsidiaries in the PRC are subject to examination by the tax authorities for a period of up to five years from the date of filing.

Income taxes

The Company accounts for current income taxes in accordance with the laws of the relevant tax authorities. The charge for taxation is based on the results for the fiscal year as adjusted for items, which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

Deferred taxes are accounted for using the asset and liability method in respect of temporary differences arising from differences between the carrying amount of assets and liabilities in the consolidated financial statements and the corresponding tax basis used in the computation of assessable tax profit. In principle, deferred tax liabilities are recognized for all taxable temporary differences. Deferred tax assets are recognized to the extent that it is probable that taxable profit will be available against which deductible temporary differences can be utilized. Deferred tax is calculated using tax rates that are expected to apply to the period when the asset is realized or the liability is settled. Deferred tax is charged or credited in the income statement, except when it is related to items credited or charged directly to equity, in which case the deferred tax is also dealt with in equity. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Current income taxes are provided for in accordance with the laws of the relevant taxing authorities.

Other comprehensive income

Comprehensive income consists of two components, net income and other comprehensive (loss) income. Other comprehensive (loss) income refers to revenue, expenses, gains and losses that under U.S. GAAP are recorded as an element of shareholders’ equity but are excluded from net income. Other comprehensive (loss) income consists of a foreign currency translation adjustment resulting from the Company not using the U.S. dollar as its functional currencies.

Losses per share

The Company computes losses per share (“EPS”) in accordance with ASC 260, “Earnings per Share”. ASC 260 requires companies to present basic and diluted EPS. Basic EPS is measured as net income divided by the weighted average ordinary share outstanding for the period. Diluted EPS presents the dilutive effect on a per share basis of the potential ordinary shares (e.g., convertible securities, options and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later. Potential ordinary shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS. For the years ended December 31, 2025, 2024 and 2023, there are 16,170,320, 3,034,821 and 906,423 dilutive shares, respectively.

Share-based compensation

The Company recognizes compensation expense for all share–based payments in accordance with FASB ASC Topic 718, Compensation – Stock Compensation. The Company follows the fair value method of accounting for awards granted to employees, directors, officers and consultants. Share-based awards are measured at their estimated fair value on each respective grant date. The Company recognizes share-based payment expenses over the vesting period. The Company’s share-based compensation awards are subject only to service-based vesting conditions. Forfeitures are accounted for as they occur. The fair value of an option award is estimated on the date of grant using the Black–Scholes option valuation model. The Black–Scholes option valuation model requires the development of assumptions that are inputs into the model. These assumptions are the expected stock volatility, the risk–free interest rate, the expected life of the option and the expected dividend yield which is based on the historical dividends issued by the Company. The Company has never paid cash dividends and does not expect to pay any cash dividends in the foreseeable future. Expected volatility is calculated based on the analysis of other public companies. Risk–free interest rates are calculated based on risk–free rates for the appropriate term. The expected life is calculated as (i) the mid-point between the average vested date and the contractual expiration of the option for executives and directors and (ii) three years from the average vesting date for all others due to limited exercise history. Determining the appropriate fair value model and calculating the fair value of equity–based payment awards require the input of the subjective assumptions described above. The assumptions used in calculating the fair value of equity–based payment awards represent management’s best estimates, which involve inherent uncertainties and the application of management’s judgment.

Employee benefits

The full-time employees of the Company are entitled to staff welfare benefits including medical care, housing fund, pension benefits, unemployment insurance and other welfare, which are government mandated defined contribution plans by law. The Company is required to accrue for these benefits based on certain percentages of the employees’ respective salaries, subject to certain ceilings, in accordance with the relevant PRC regulations, and make cash contributions to the state-sponsored plans out of the amounts accrued.

Impact of Recently Issued Accounting Pronouncements

In June 2016, the FASB issued Accounting Standards Update No. 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). ASU 2016-13 added a new impairment model (known as the CECL model) that is based on expected losses rather than incurred losses. Under the new guidance, an entity recognizes as an allowance its estimate of expected credit losses. The CECL model applies to financial assets measured at amortized costs, including loans and accounts receivable. The CECL model does not have a minimum threshold for recognition of impairment losses and entities will need to measure expected credit losses on assets that have a low risk of loss. As an emerging growth company, the Company was permitted to adopt the new standard for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. The Company has early adopted the new standard effective January 1, 2025, which didn’t have a material impact on the consolidated financial statements.

Impact of Recently Issued Accounting Pronouncements Not Yet Effective

Income Taxes (Topic 740)

In December 2023, the FASB issued ASU No. 2023-09, Income Taxes (Topic 740). ASU No. 2023-09 requires disaggregated information about a reporting entity’s effective tax rate reconciliation as well as additional information on income taxes paid. The guidance is effective for annual periods beginning after December 15, 2024 on a prospective basis. Early adoption is permitted. The Company does not expect to adopt ASU No. 2023-09 early and is currently evaluating the impact of adopting this standard on its consolidated financial statements.